Exhibit 99.1

P R E S S A N N O U N C E M E N T

Investor Contact:	Press Contact:
Brian Flanagan	Erica Burns
Progress Software	Progress Software
+1 781 280 4817	+1 888 365 2779 (x3135)
flanagan@progress.com	erica.burns@progress.com

Progress Reports 2015 Fiscal Third Quarter Results

BEDFORD, MA, October 1, 2015 (BUSINESSWIRE) — Progress (NASDAQ: PRGS), a global software company that simplifies and enables the development, deployment and management of business applications, today announced results for its fiscal third quarter ended August 31, 2015.

Revenue in the quarter was $94.6 million compared to $79.3 million in the same quarter last year, a year over year increase of 19% on an actual currency basis and 29% on a constant currency basis. On a non-GAAP basis, revenue was $100.7 million compared to $79.3 million in the same quarter last year.

Additional financial highlights included:

On a GAAP basis in the fiscal third quarter of 2015:

•	Revenue was $94.6 million compared to $79.3 million in the same quarter in fiscal year 2014;

•	Income from operations was $8.6 million compared to $19.4 million in the same quarter last year;

•	Net loss was $4.1 million compared to net income of $11.1 million in the same quarter last year; and

•	Diluted loss per share was $0.08 compared to diluted earnings per share of $0.22 in the same quarter last year.

On a non-GAAP basis in the fiscal third quarter of 2015:

•	Revenue was $100.7 million compared to $79.3 million in the same quarter last year;

•	Income from operations was $31.7 million compared to $29.6 million in the same quarter last year;

•	Operating margin was 31% compared to 37% in the same quarter last year;

•	Net income was $20.0 million, unchanged from the same quarter last year;

•	Diluted earnings per share was $0.39, unchanged from the same quarter last year; and

•	Free cash flow was $17.3 million compared to $23.8 million in the same quarter last year.

“We achieved continued positive momentum in key areas of our business in the third quarter," said Phil Pead, President and CEO of Progress.  “OpenEdge continued to grow, with significant strength in enterprise sales. We achieved growth in our data business, and several of our Telerik solutions achieved record bookings for the quarter.”

Other fiscal third quarter 2015 metrics and recent results included:

•	Cash, cash equivalents and short-term investments were $218.3 million;

•	Cash flows from operations were $19.3 million compared to $25.9 million in the same quarter in fiscal year 2014; and

•	DSO was 54 days, compared to 50 days in the fiscal second quarter of 2015.

Business Outlook

Progress's fiscal 2015 financial guidance includes the impact of the significant strengthening of the US dollar that began in late 2014 and is based on current exchange rates. The negative currency translation impact on Progress's 2015 business outlook compared to 2014 exchange rates is $25 - $26 million on non-GAAP revenue and $0.14 - $0.15 on non-GAAP earnings per share. To the extent that there are further changes in exchange rates versus the current environment, this may have an additional impact on Progress's business outlook.

Progress provides the following revised guidance for the fiscal year ending November 30, 2015:

•	Non-GAAP revenue is expected to be between $410 million and $415 million (previously $415-$425 million);

•	Non-GAAP earnings per share is expected to be between $1.51 and $1.55 (previously $1.45-$1.52);

•	Non-GAAP operating margin is expected to be approximately 29% (previously 28%);

•	Free cash flow is expected to be between $92 million and $95 million (unchanged); and

•	Non-GAAP effective tax rate is expected to be approximately 33% (unchanged).

Progress provides the following guidance for the fiscal fourth quarter ending November 30, 2015:

•	Non-GAAP revenue is expected to be between $113 million and $118 million; and

•	Non-GAAP earnings per share is expected to be between $0.47 and $0.51.

Share Repurchase Program

Progress also announced today that its Board of Directors has authorized a new $100 million share repurchase program. The timing and amount of any shares repurchased will be determined by management based on its evaluation of market conditions and other factors, and the Board of Directors may choose to suspend, expand or discontinue the repurchase program at any time.

Conference Call

The Progress quarterly investor conference call to review its fiscal third quarter of 2015 will be broadcast live at 5:00 p.m. ET on Thursday, October 1, 2015 and can be accessed on the investor relations section of the company’s website, located at www.progress.com. Additionally, you can listen to the call by telephone by dialing 1-888-401-4669, pass code 2038969. The conference call will include brief comments followed by questions and answers. An archived version of the conference call and supporting materials will be available on the Progress website within the investor relations section after the live conference call.

Legal Notice Regarding Non-GAAP Financial Information

Progress provides non-GAAP financial information as additional information for investors. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles in the United States (GAAP). Progress believes that the non-GAAP results described in this release are useful for an understanding of its ongoing operations and provide additional detail and an alternative method of assessing its operating results. Management uses these non-GAAP results to compare the company's performance to that of prior periods for analysis of trends and for budget and planning purposes. A reconciliation of non-GAAP adjustments to the company's GAAP financial results is included in the tables below. Additional information regarding the company's non-GAAP financial information is contained in the company's Current Report on Form 8-K furnished to the Securities and Exchange Commission in connection with this press release, which is available on the Progress website at www.progress.com within the investor relations section.

Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,”“expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates.

Forward-looking statements in this press release include, but are not limited to, statements regarding Progress's business outlook and financial guidance. There are a number of factors that could cause actual results or future events to differ materially from those anticipated by the forward-looking statements, including, without limitation:

(1) Market acceptance of Progress’s strategy and product development initiatives; (2) pricing pressures and the competitive environment in the software industry and Platform-as-a-Service market; (3) Progress's ability to successfully manage transitions to new business models and markets, including an increased emphasis on a cloud and subscription strategy; (4) uncertainties relating to Progress’ acquisition of Telerik, including whether Progress will be able to realize expected benefits and anticipated synergies of the acquisition and whether Telerik’s business will be successfully integrated with Progress Software's business; (5) Progress's ability to make acquisitions and to realize the expected benefits and anticipated synergies from such acquisitions; (6) the continuing uncertainty in the U.S. and international economies, which could result in fewer sales of Progress's products and may otherwise harm Progress's business; (7) business and consumer use of the Internet and the continuing adoption of Cloud technologies; (8) Progress's ability to expand its relationships with channel partners; (9) the timely release of enhancements to Progress's products and customer acceptance of new products; (10) the positioning of Progress's products in its existing and new markets; (11) variations in the demand for professional services and technical support; (12) Progress's ability to penetrate international markets and manage its international operations; and (13) changes in exchange rates. For further information regarding risks and uncertainties associated with Progress's business, please refer to Progress's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended November 30, 2014. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this press release.

Progress Software Corporation

Progress Software Corporation (NASDAQ: PRGS) is a global software company that simplifies the development, deployment and management of business applications on-premise or in the cloud, on any platform or device, to any data source, with enhanced performance, minimal IT complexity and low total cost of ownership. Progress can be reached at www.progress.com or 1-781-280-4000.

Progress is a trademark or registered trademarks of Progress Software Corporation or one of its subsidiaries or affiliates in the U.S. and other countries. Any other trademarks contained herein are the property of their respective owners.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
(In thousands, except per share data)	August 31, 2015	August 31, 2014	% Change	August 31, 2015	August 31, 2014	% Change
Revenue:
Software licenses	$31,840	$26,393	21%	$85,794	$76,645	12%
Maintenance and services	62,797	52,881	19%	179,042	157,994	13%
Total revenue	94,637	79,274	19%	264,836	234,639	13%
Costs of revenue:
Cost of software licenses	1,441	1,805	(20)%	4,526	4,951	(9)%
Cost of maintenance and services	9,612	5,222	84%	31,174	16,276	92%
Amortization of acquired intangibles	4,079	834	389%	12,805	1,893	576%
Total costs of revenue	15,132	7,861	92%	48,505	23,120	110%
Gross profit	79,505	71,413	11%	216,331	211,519	2%
Operating expenses:
Sales and marketing	30,004	22,477	33%	92,607	71,425	30%
Product development	20,422	14,975	36%	65,533	45,568	44%
General and administrative	14,076	12,162	16%	42,065	35,236	19%
Amortization of acquired intangibles	3,186	116	2,647%	9,559	428	2,133%
Restructuring expenses	2,561	1,680	52%	8,715	2,001	336%
Acquisition-related expenses	662	572	16%	3,180	3,148	1%
Total operating expenses	70,911	51,982	36%	221,659	157,806	40%
Income (loss) from operations	8,594	19,431	(56)%	(5,328)	53,713	(110)%
Other (expense) income, net	(1,165)	(2,457)	(53)%	(1,258)	(2,581)	(51)%
Income (loss) before income taxes	7,429	16,974	(56)%	(6,586)	51,132	(113)%
Provision (benefit) for income taxes	11,555	5,879	97%	(7,256)	16,138	(145)%
Net (loss) income	(4,126)	11,095	(137)%	670	34,994	(98)%

Earnings per share:
Basic	$(0.08)	$0.22	(136)%	$0.01	$0.69	(99)%
Diluted	$(0.08)	$0.22	(136)%	$0.01	$0.68	(99)%
Weighted average shares outstanding:
Basic	50,120	50,383	(1)%	50,377	50,975	(1)%
Diluted	50,120	50,931	(2)%	51,117	51,590	(1)%

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	August 31, 2015	November 30, 2014
Assets
Current assets:
Cash, cash equivalents and short-term investments	$218,304	$283,268
Accounts receivable, net	60,335	68,311
Other current assets	51,728	34,094
Total current assets	330,367	385,673
Property and equipment, net	56,825	59,351
Goodwill and intangible assets, net	491,788	253,414
Other assets	7,654	4,623
Total assets	$886,634	$703,061
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$65,606	$60,746
Current portion of long-term debt	7,500	—
Short-term deferred revenue	124,285	92,557
Total current liabilities	197,391	153,303
Long-term deferred revenue	6,711	3,683
Long-term debt	136,875	—
Other long-term liabilities	15,915	2,830
Shareholders’ equity:
Common stock and additional paid-in capital	223,299	209,778
Retained earnings	306,443	333,467
Total shareholders’ equity	529,742	543,245
Total liabilities and shareholders’ equity	$886,634	$703,061

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended		Nine Months Ended
(In thousands)	August 31, 2015	August 31, 2014	August 31, 2015	August 31, 2014
Cash flows from operating activities:
Net (loss) income	$(4,128)	$11,095	$670	$34,994
Depreciation and amortization	10,115	3,938	31,610	10,985
Stock-based compensation	6,537	6,940	18,812	18,194
Other non-cash adjustments	5,608	1,856	(19,800)	2,232
Changes in operating assets and liabilities	1,125	2,099	45,896	2,064
Net cash flows from operating activities	19,257	25,928	77,188	68,469
Capital expenditures	(1,952)	(2,154)	(7,740)	(10,191)
Issuances of common stock, net of repurchases	4,103	(13,795)	(22,409)	(41,890)
Payments for acquisitions	—	—	(246,275)	(12,493)
Proceeds from the issuance of debt, net of payments of principle and debt issuance costs	(1,955)	—	142,588	—
Proceeds from divestitures, net	—	—	4,500	3,300
Other	(270)	24,737	(12,816)	22,657
Net change in cash, cash equivalents and short-term investments	19,183	34,716	(64,964)	29,852
Cash, cash equivalents and short-term investments, beginning of period	199,121	226,576	283,268	231,440
Cash, cash equivalents and short-term investments, end of period	$218,304	$261,292	$218,304	$261,292

RESULTS OF OPERATIONS BY SEGMENT

	Three Months Ended			Nine Months Ended
(In thousands)	August 31, 2015	August 31, 2014	% Change	August 31, 2015	August 31, 2014	% Change
Segment revenue:
OpenEdge	$73,398	$71,847	2%	$214,775	$211,773	1%
Data Connectivity and Integration	8,281	7,175	15%	22,669	22,221	2%
Application Development and Deployment	12,958	252	5,042%	27,392	645	4,147%
Total revenue	94,637	79,274	19%	264,836	234,639	13%
Segment costs of revenue and operating expenses:
OpenEdge	18,550	15,524	19%	56,529	48,770	16%
Data Connectivity and Integration	3,180	2,515	26%	9,563	7,913	21%
Application Development and Deployment	9,933	2,446	306%	30,169	5,762	424%
Total costs of revenue and operating expenses	31,663	20,485	55%	96,261	62,445	54%
Segment contribution:
OpenEdge	54,848	56,323	(3)%	158,246	163,003	(3)%
Data Connectivity and Integration	5,101	4,660	9%	13,106	14,308	(8)%
Application Development and Deployment	3,025	(2,194)	238%	(2,777)	(5,117)	46%
Total contribution	62,974	58,789	7%	168,575	172,194	(2)%
Other unallocated expenses (1)	54,380	39,358	38%	173,903	118,481	47%
Income (loss) from operations	8,594	19,431	(56)%	(5,328)	53,713	(110)%
Other (expense) income, net	(1,165)	(2,457)	(53)%	(1,258)	(2,581)	(51)%
Income (loss) before provision for income taxes	7,429	16,974	(56)%	(6,586)	51,132	(113)%

(1) The following expenses are not allocated to our segments as we manage and report our business in these functional areas on a consolidated basis only: product development, corporate marketing, administration, amortization of acquired intangibles, stock-based compensation, restructuring, and acquisition related expenses.

SUPPLEMENTAL INFORMATION

Revenue by Type

(In thousands)	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
License	$26,393	$41,154	$25,231	$28,722	$31,840
Maintenance	50,746	51,268	49,239	52,656	55,365
Services	2,135	5,472	6,911	7,439	7,432
Total revenue	$79,274	$97,894	$81,381	$88,817	$94,637

Revenue by Region

(In thousands)	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
North America	$35,654	$43,654	$42,125	$47,520	$49,810
EMEA	32,995	35,327	27,863	31,146	30,656
Latin America	5,695	8,406	4,967	4,388	4,621
Asia Pacific	4,930	10,507	6,426	5,763	9,550
Total revenue	$79,274	$97,894	$81,381	$88,817	$94,637

Revenue by Segment

(In thousands)	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015
OpenEdge	$71,847	$84,948	$69,471	$71,906	$73,398
Data Connectivity and Integration	7,175	12,551	7,113	7,275	8,281
Application Development and Deployment	252	395	4,797	9,636	12,958
Total revenue	$79,274	$97,894	$81,381	$88,817	$94,637

RECONCILIATIONS OF GAAP TO NON-GAAP SELECTED FINANCIAL MEASURES - QTD

	Three Months Ended August 31,						% Change
	2015			2014
(In thousands, except per share data)	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	Non-GAAP
TOTAL REVENUE	$94,637	$6,086	$100,723	$79,274	$—	$79,274	27%
Software licenses (1)	31,840	1,418	33,258	26,393	—	26,393	26%
Maintenance and services (1)	62,797	4,668	67,465	52,881	—	52,881	28%

TOTAL COSTS OF REVENUE	$15,132	$(4,223)	$10,909	$7,861	$(975)	$6,886	58%
Amortization of acquired intangibles	4,079	(4,079)	—	834	(834)	—
Stock-based compensation (2)	144	(144)	—	141	(141)	—

GROSS MARGIN %	84%		89%	90%		91%	(2)%

TOTAL OPERATING EXPENSES	$70,911	$(12,803)	$58,108	$51,982	$(9,167)	$42,815	36%
Amortization of acquired intangibles	3,186	(3,186)	—	116	(116)	—
Restructuring expenses	2,561	(2,561)	—	1,680	(1,680)	—
Acquisition-related expenses	662	(662)	—	572	(572)	—
Stock-based compensation (2)	6,394	(6,394)	—	6,799	(6,799)	—

INCOME FROM OPERATIONS	$8,594	$23,112	$31,706	$19,431	$10,142	$29,573	7%

OPERATING MARGIN	9%		31%	25%		37%	(7)%

TOTAL OTHER (EXPENSE) INCOME, NET	$(1,165)	$—	$(1,165)	$(2,457)	$2,554	$97	1,301%

PROVISION FOR INCOME TAXES	$11,555	$(1,034)	$10,521	$5,879	$3,748	$9,627	9%

NET (LOSS) INCOME	$(4,126)	$24,146	$20,020	$11,095	$8,948	$20,043	—%

DILUTED EARNINGS PER SHARE	$(0.08)	$0.47	$0.39	$0.22	$0.17	$0.39	—%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	50,120	784	50,904	50,931	—	50,931	—%
(1) Adjustments to revenue relate to acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. Note that acquisition-related revenue adjustments entirely relate to Progress' Application Development and Deployment business unit.

(2) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	144			141
Sales and marketing	1,604			1,546
Product development	912			1,407
General and administrative	3,878			3,846
Total	$6,538			$6,940

RECONCILIATIONS OF GAAP TO NON-GAAP SELECTED FINANCIAL MEASURES - YTD

	Nine Months Ended August 31,						% Change
	2015			2014
(In thousands, except per share data)	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	Non-GAAP
TOTAL REVENUE	$264,836	$32,193	$297,029	$234,639	$—	$234,639	27%
Software licenses (1)	85,794	8,181	93,975	76,645	—	76,645	23%
Maintenance and services (1)	179,042	24,012	203,054	157,994	—	157,994	29%

TOTAL COSTS OF REVENUE	$48,505	$(13,267)	$35,238	$23,120	$(2,332)	$20,788	70%
Amortization of acquired intangibles	12,805	(12,805)	—	1,893	(1,893)	—
Stock-based compensation (2)	462	(462)	—	439	(439)	—

GROSS MARGIN %	82%		88%	90%		91%	(3)%

TOTAL OPERATING EXPENSES	$221,659	$(39,804)	$181,855	$157,806	$(23,332)	$134,474	35%
Amortization of acquired intangibles	9,559	(9,559)	—	428	(428)	—
Restructuring expenses	8,715	(8,715)	—	2,001	(2,001)	—
Acquisition-related expenses	3,180	(3,180)	—	3,148	(3,148)	—
Stock-based compensation (2)	18,350	(18,350)	—	17,755	(17,755)	—

(LOSS) INCOME FROM OPERATIONS	$(5,328)	$85,264	$79,936	$53,713	$25,664	$79,377	1%

OPERATING MARGIN	(2)%		27%	23%		34%	(7)%

TOTAL OTHER (EXPENSE) INCOME, NET (3)	$(1,258)	$266	$(992)	$(2,581)	$2,554	$(27)	(3,574)%

(BENEFIT) PROVISION FOR INCOME TAXES	$(7,256)	$32,916	$25,660	$16,138	$9,387	$25,525	1%

NET INCOME	$670	$52,614	$53,284	$34,994	$18,831	$53,825	(1)%

DILUTED EARNINGS PER SHARE	$0.01	$1.03	$1.04	$0.68	$0.36	$1.04	—%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	51,117	—	51,117	51,590	—	51,590	(1)%
(1) Adjustments to revenue relate to acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. Note that acquisition-related revenue adjustments entirely relate to Progress' Application Development and Deployment business unit.

(2) Stock-based compensation is included in the GAAP statements of income, as follows:

Cost of revenue	462			439
Sales and marketing	4,328			3,736
Product development	3,476			4,186
General and administrative	10,546			9,833
Total	$18,812			$18,194
(3) Adjustment to other income (expense), net relates to the termination of Progress' prior revolving credit facility with JPMorgan Chase Bank, N.A. and the other lenders party to the credit facility in connection with entering into the new credit facility, which was used to partially fund the acquisition of Telerik. Upon termination, the outstanding debt issuance costs related to the prior revolving credit facility were written off to other income (expense) in the GAAP statements of income.

OTHER NON-GAAP FINANCIAL MEASURES - QTD

Revenue by Type

(In thousands)	Q3 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
License	$31,840	$1,418	$33,258
Maintenance	55,365	4,668	60,033
Services	7,432	—	7,432
Total revenue	$94,637	$6,086	$100,723

Revenue by Region

(In thousands)	Q3 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
North America	$49,810	$5,775	$55,585
EMEA	30,656	246	30,902
Latin America	4,621	8	4,629
Asia Pacific	9,550	57	9,607
Total revenue	$94,637	$6,086	$100,723

Revenue by Segment

(In thousands)	Q3 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
OpenEdge	$73,398	$—	$73,398
Data Connectivity and Integration	$8,281	$—	$8,281
Application Development and Deployment	$12,958	$6,086	$19,044
Total revenue	$94,637	$6,086	$100,723

(1) Adjustments to revenue relate to acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. Note that acquisition-related revenue adjustments entirely relate to Progress' Application Development and Deployment business unit.

Free Cash Flow

(In thousands)	Q3 2015	Q3 2014	% Change
Cash flows from operations	$19,257	$25,928	(26)%
Purchases of property and equipment	$(1,673)	$(1,084)	(54)%
Capitalized software development costs	$(279)	$(1,070)	74%
Free cash flow	$17,305	$23,774	(27)%

OTHER NON-GAAP FINANCIAL MEASURES - YTD

Revenue by Type

(In thousands)	YTD 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
License	$85,794	$8,181	$93,975
Maintenance	157,259	24,012	181,271
Services	21,783	—	21,783
Total revenue	$264,836	$32,193	$297,029

Revenue by Region

(In thousands)	YTD 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
North America	$139,454	$27,795	$167,249
EMEA	89,667	3,275	92,942
Latin America	13,977	195	14,172
Asia Pacific	21,738	928	22,666
Total revenue	$264,836	$32,193	$297,029

Revenue by Segment

(In thousands)	YTD 2015	Non-GAAP Adjustment (1)	Non-GAAP Revenue
OpenEdge	$214,775	$—	$214,775
Data Connectivity and Integration	$22,669	$—	$22,669
Application Development and Deployment	$27,392	$32,193	$59,585
Total revenue	$264,836	$32,193	$297,029

(1) Adjustments to revenue relate to acquisition-related revenue, which constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. Note that acquisition-related revenue adjustments entirely relate to Progress' Application Development and Deployment business unit.

Free Cash Flow

(In thousands)	YTD 2015	YTD Q3 2014	% Change
Cash flows from operations	$77,188	$68,469	13%
Purchases of property and equipment	$(6,079)	$(7,183)	15%
Capitalized software development costs	$(1,661)	$(3,008)	45%
Free cash flow	$69,448	$58,278	19%

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR FISCAL YEAR 2015 GUIDANCE
(Unaudited)

Fiscal Year 2015 Revenue Growth Guidance
	Fiscal Year Ended	Fiscal Year Ending
	November 30, 2014	November 30, 2015
(In millions)		Low	% Change	High	% Change
GAAP revenue	$332.5	$375.0	13%	$380.0	14%
Acquisition-related adjustments - revenue (1)	$—	$35.0	100%	$35.0	100%
Non-GAAP revenue	$332.5	$410.0	23%	$415.0	25%

(1) Acquisition-related revenue constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities.

Fiscal Year 2015 Non-GAAP Operating Margin Guidance
	Fiscal Year Ending November 30, 2015
(In millions)	Low	High
GAAP income from operations	$12.4	$14.7
GAAP operating margins	3%	4%
Acquisition-related revenue	35.0	35.0
Restructuring expense	11.2	11.2
Stock-based compensation	25.9	25.9
Acquisition related expense	4.0	4.0
Amortization of intangibles	29.6	29.6
Total adjustments	105.7	105.7
Non-GAAP income from operations	$118.1	$120.4
Non-GAAP operating margin	29%	29%

Fiscal Year 2015 Non-GAAP Earnings per Share and Effective Tax Rate Guidance
	Fiscal Year Ending November 30, 2015
(In millions, except per share data)	Low	High
GAAP net income	$6.4	$7.9
Adjustments (from previous table)	105.7	105.7
Income tax adjustment (2)	(34.7)	(34.0)
Non-GAAP net income	$77.4	$79.6

GAAP diluted earnings per share	$0.13	$0.15
Non-GAAP diluted earnings per share	$1.51	$1.55

Diluted weighted average shares outstanding	51.4	51.4

(2) Tax adjustment is based on a non-GAAP effective tax rate of 33% for both Low and High, calculated as follows:
Non-GAAP income from operations	$118.1	$120.4
Other income (expense)	(2.2)	(2.2)
Non-GAAP income from continuing operations before income taxes	115.9	118.2
Non-GAAP net income	77.4	79.6
Tax provision	$38.5	$38.6
Non-GAAP tax rate	33%	33%

RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES FOR Q4 2015 GUIDANCE
(Unaudited)

Q4 2015 Revenue Growth Guidance
	Three Months Ended	Three Months Ending
	November 30, 2014	November 30, 2015
(In millions)		Low	% Change	High	% Change
GAAP revenue	$97.9	$110.0	12%	$115.0	17%
Acquisition-related adjustments - revenue (1)	$—	$3.0	100%	$3.0	100%
Non-GAAP revenue	$97.9	$113.0	15%	$118.0	21%

(1) Acquisition-related revenue constitutes revenue reflected as pre-acquisition deferred revenue by Telerik that would otherwise have been recognized but for the purchase accounting treatment of the acquisition of Telerik. Since GAAP accounting requires the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities.

Q4 2015 Non-GAAP Earnings per Share Guidance
	Three Months Ending November 30, 2015
	Low	High
GAAP diluted earnings per share	$(0.20)	$(0.16)
Acquisition-related revenue	0.05	0.05
Restructuring expense	0.05	0.05
Stock-based compensation	0.14	0.14
Acquisition related expense	0.01	0.01
Amortization of intangibles	0.14	0.14
Total adjustments	0.39	0.39
Income tax adjustment	$0.28	$0.28
Non-GAAP diluted earnings per share	$0.47	$0.51